UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ______________________


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                December 18, 2003


                         Commission File Number 1-13873
                             ______________________

                                 STEELCASE INC.



              Michigan                                   38-0819050
     (State of incorporation)               (IRS employer identification number)

       901 44th Street SE
     Grand Rapids, Michigan                                49508
(Address of principal executive offices)                 (Zip code)



                                 (616) 247-2710

                             ______________________

ITEM 12.  Results of Operations and Financial Condition

On December 18, 2003, Steelcase Inc. ("the Company") reported its third quarter fiscal 2004 results and is furnishing the earnings release pursuant to Item 12 of Form 8-K as Exhibit 99.1 attached hereto. Members of the public are invited to listen to the Company's webcast conference call and view the accompanying presentation slides on Friday, December 19, 2003 at 11:00 a.m. EDT through the link at www.steelcase.com. The presentation slides will be available shortly before and during the webcast. A replay of the webcast, including presentation slides, can also be accessed through the Company's website through January 19, 2004.

The information furnished pursuant to this Current Report on Form 8-K (including the exhibit hereto) shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.



                                  EXHIBIT INDEX


      Exhibit
      Number       Description
      -------      -----------

       99.1        Earnings Release - Third Quarter Ended November 28, 2003












                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                  STEELCASE INC.

Date: December 18, 2003

                                                  /S/ JAMES P. KEANE
                                                  ------------------------------
                                                  James P. Keane
                                                  Senior Vice President
                                                  and Chief Financial Officer
                                                  (Duly Authorized Officer and
                                                  Principal Financial Officer)